o DOLLAR RESERVES                        o MIDAS FUND
o MIDAS INVESTORS                        o MIDAS SPECIAL EQUITIES FUND
o MIDAS U.S. AND OVERSEAS FUND


Newspaper Listing The Funds' net asset values are shown daily in the mutual fund section of newspapers nationwide under the heading "Midas."

This prospectus, dated May 1, 2001, contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider five investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................2

PAST PERFORMANCE...............................................................3

FEES AND EXPENSES OF THE FUNDS.................................................6

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.........................7

ADDITIONAL PRINCIPAL INVESTMENT RISKS.........................................11

PORTFOLIO MANAGEMENT..........................................................12

MANAGEMENT FEES...............................................................12

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................13

PURCHASING SHARES.............................................................13

EXCHANGE PRIVILEGES...........................................................14

REDEEMING SHARES..............................................................14

ACCOUNT AND TRANSACTION POLICIES..............................................15

DISTRIBUTIONS AND TAXES.......................................................15

FINANCIAL HIGHLIGHTS..........................................................16

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

What are the principal investment objectives of the Midas Funds?

DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

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What are the principal investment strategies of the Midas Funds?

DOLLAR RESERVES invests exclusively in money market obligations of the U.S. Government, its agencies and instrumentalities.

MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS INVESTORS invests at least 65% of the Fund's total assets in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved, directly or indirectly, in mining, processing or dealing in gold or other precious metals, (ii) gold, platinum and silver bullion, and (iii) gold coins. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund may sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

MIDAS U.S. AND OVERSEAS FUND invests principally in a portfolio of securities of U.S. and overseas issuers with growth in earnings or reasonable valuations in terms of price/earnings and similar ratios. The Fund may sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

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What are the principal risks of investing in the Midas Funds?

All of the Funds (except Dollar Reserves) are subject to the risks associated with:

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. Special Situations. Investments in emerging companies and special situations, such as reorganizations or liquidations, may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies.

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.
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Midas Fund and Midas Investors are subject to the risks associated with:
Precious Metals Price. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Mining. Resource mining by its nature involves significant risks and hazards to which these Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.
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Dollar Reserves is subject to the following risk:
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
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                                PAST PERFORMANCE

The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indices (except in the case of Dollar Reserves) and in so doing, also reflect the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the 42 managed precious metals funds tracked by Morningstar. The Morgan Stanley Capital International World Index ND ("MSCI World Index") is an unmanaged index which is derived from equities of Europe, Australasia and Far East countries and Canada and the U.S. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. Morningstar's World Stock Fund Average ("MSFA") is an equally weighted average of 25 world equity mutual funds. The Lipper Analytical Money Market Index ("LAMMI") is an unmanaged index of money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

DOLLAR RESERVES
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               Year-by-year total return as of 12/31 each year (%)

5.38          3.15          2.44       3.39          4.99
----          ----          ----       ----          ----
1991          1992          1993       1994          1995

4.74          4.96          4.96       4.38          5.74
----          ----          ----       ----          ----
1996          1997          1998       1999          2000


                                  Best Quarter:
                                    7/00-9/00
                                      1.54%

                                 Worst Quarter:
                                    4/93-6/93
                                      0.58%






For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).

           Average annual total return for the periods ended 12/31/00


                            1 Year               5 Years             10 Years
                    ------------------------------------------------------------
Dollar Reserves              5.74%                4.91%               4.38%
LAMMI                        5.71%                4.99%               4.13%



MIDAS FUND
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               Year-by-year total return as of 12/31 each year (%)

(0.2)         (7.16)        99.24       (17.27)       36.73
-----         ------        -----       -------       -----
1991          1992          1993        1994          1995

21.22         (59.03)       (28.44)     (9.93)        (38.24)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                    4/93-6/93
                                     36.64%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%







           Average annual total return for the periods ended 12/31/00


                       1 Year              5 Years               10 Years
                ----------------------------------------------------------------
Midas Fund            (38.24)%             (27.69)%               (8.47)%
S&P 500               (9.10)%               18.32%                17.45%
PMA                   (17.69)%             (13.81)%               (5.39)%

MIDAS INVESTORS
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               Year-by-year total return as of 12/31 each year (%)

(1.14)        (17.18)       87.63       (13.83)       (5.43)
------        -------       -----       -------       ------
1991          1992          1993        1994          1995

4.26          (55.69)       (32.21)     (6.03)        (26.42)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000


                                  Best Quarter:
                                    4/93-6/93
                                     34.87%

                                 Worst Quarter:
                                   10/97-12/97
                                    (32.99)%








           Average annual total return for the periods ended 12/31/00


                            1 Year            5 Years             10 Years
                     -----------------------------------------------------------
Midas Investors            (26.42)%           (26.36)%            (12.21)%
S&P 500                     (9.10)%            18.32%              17.45%
PMA                        (17.69)%           (13.81)%             (5.39)%



MIDAS SPECIAL EQUITIES FUND
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               Year-by-year total return as of 12/31 each year (%)

40.54         28.38       16.35         (16.54)       40.47
-----         -----       -----         -------       -----
1991          1992        1993          1994          1995

1.06          5.23        (5.00)        30.58         (21.18)
----          ----        ------        -----         -------
1996          1997        1998          1999          2000


                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (26.91)%








           Average annual total return for the periods ended 12/31/00


                                   1 Year          5 Years        10 Years
                               -------------------------------------------------
Midas Special Equities Fund       (21.18)%          0.78%          9.85%
S&P 500                           (9.10)%          18.32%          17.45%
Russell 2000 Index                (3.03)%          10.32%          15.53%

MIDAS U.S. AND OVERSEAS FUND
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               Year-by-year total return as of 12/31 each year (%)

22.55         (2.57)        26.71       (13.12)       25.11
-----         ------        -----       -------       -----
1991          1992          1993        1994          1995

5.34          5.64          1.18        47.44         (52.09)
----          ----          ----        -----         -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                   10/99-12/99
                                     51.37%

                                 Worst Quarter:
                                    4/00-6/00
                                    (26.47)%






           Average annual total return for the periods ended 12/31/00


                                     1 Year          5 Years       10 Years
                                ------------------------------------------------
Midas U.S. and Overseas Fund        (52.09)%         (4.47)%        2.69%
MSFA                                (10.58)%         12.11%         10.72%
MSCI World Index                    (13.18)%         12.12%         11.93%


                         FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends...................................................NONE
Redemption Fee within 30 days of purchase
  (all Funds except Dollar Reserves).......................................1.00%

Annual Fund Operating Expenses (expenses as % of average daily net assets that are deducted from Fund assets)

                                                  Distribution                    Total Annual       Fee Waiver and
                                    Manage-        and Service      Other        Fund Operating          Expense          Net
                                   ment Fees      (12b-1) Fees    Expenses*        Expenses          Reimbursement      Expenses
                                ----------------------------------------------------------------------------------------------------
Dollar Reserves                     0.50%            0.25%          0.49%            1.24%               0.00            1.24%**
Midas Fund                          1.00%            0.25%          2.23%            3.48%               0.00            3.48%
Midas Investors                     1.00%            1.00%***       3.86%            5.86%***            0.75            5.11%***
Midas Special Equities Fund         0.90%            1.00%          1.54%            3.44%               0.00            3.44%
Midas U.S. and Overseas Fund        1.00%            1.00%***       2.95%            4.95%***            0.75            4.20%***

* Includes the reimbursement by each Fund to Midas Management Corporation for accounting and other administrative services which are authorized by the Board of Directors. These services may vary over time, therefore, the amount of the reimbursement may fluctuate.

** The Investment Manager is voluntarily waiving 0.25% of its fees and the Distributor is waiving 0.15% of its fees. These voluntary waivers may be terminated at any time. With these waivers, Management fees were 0.25%, Distribution and Service (12b-1) Fees were ) 0.10% and total annual fund operating expenses were 0.84% ***Reflects a contractual distribution fee waiver that will continue through May 1, 2002.

EXAMPLE:
This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same (except in the cases footnoted below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                One Year   Three Years   Five Years   Ten Years
                               ------------------------------------------------
Dollar Reserves                  $126         $393          $681       $1,500
Midas Fund                       $351       $1,068        $1,807       $3,756
Midas Investors*                 $511       $1,671        $2,812       $5,579
Midas Special Equities Fund      $347       $1,056        $1,788       $3,721
Midas U.S. and Overseas Fund*    $422       $1,420        $2,420       $4,922

* The first year expenses in each of the time periods indicated reflect expense waivers by contractual agreement.


             PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

     The Fund is a money market fund and as such is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if a borrower suffers financial problems and is unable to return the assets lent.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well.

     A stock is typically sold when, in the opinion of the investment manager, its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in issuers with investment grade ratings with fixed income securities.

     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
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     The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income. The sole source of return to the Fund from bullion and coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.

     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.

     The Fund invests primarily in companies that are small or thinly capitalized. Such companies are more vulnerable than larger companies to adverse business or economic developments.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 12.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

     The Fund pursues its objective by investing primarily in gold, platinum, and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals. Generally, at least 65% of the Fund's total assets will be invested in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals, (ii) gold, platinum, and silver bullion, and (iii) gold coins. Additionally, the Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.

     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

     The Fund invests primarily in companies that are small or thinly capitalized. Such companies are more vulnerable than larger companies to adverse business or economic developments.


Principal Risks
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     The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other natural resources could have a substantial effect on supply and demand in countries throughout the world.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income. The sole source of return to the Fund from bullion and coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.

     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

MIDAS SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation. The Fund invests primarily in equity securities, often involving special situations, such as liquidations and reorganizations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

     In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices.

     The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
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     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

     The Fund may invest significantly in emerging companies and special situations, which include companies undergoing unusual or possibly one-time developments such as reorganizations or liquidations. These investments may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.

     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 13.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income. The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets.

     The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

     The Fund may invest in companies which have small, medium or large capitalizations. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------

     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund will be exposed to the unique risks of foreign investing, which involves certain risks not typically associated with investments in domestic issuers. Such risks, including political and economic instability, and fluctuations in currency exchange rates, are intensified when investing in emerging markets. Additionally, the Fund may use leverage and engage in short-selling and futures and options strategies.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 13.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

Some additional principal risks that apply to all of the Funds (except Dollar Reserves) are:

Small Capitalization. Each Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap companies are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason each Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Foreign Investment. Midas U.S. and Overseas Fund normally will be, and each of the other Funds can be, exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investment is denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. Each Fund is non-diversified which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from a purchase of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss on a short sale arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.

Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

Concentration Risk. Midas Fund and Midas Investors are subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.

All of the Funds are subject to the principal risks associated with:

Interest Rates, Credit Risk and Call Risk of Debt Securities. Each Fund may invest in fixed-income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Bassett S. Winmill is the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund. He is the Chief Investment Strategist of the investment manager, a member of its Investment Policy Committee and a director of three of the Funds. He has served as the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund since November 30, 1999. Prior to that he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Midas Fund is managed by the investment manager's Investment Policy Committee.

Thomas B. Winmill is the portfolio manager of Midas Investors. He has served as the portfolio manager of the Fund since May 1, 1998. He is the President and Chief Executive Officer of the investment manager and the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines.

Marion E. Morris manages Dollar Reserves. She is a Senior Vice President of the investment manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager.

                                 MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Midas Special Equities Fund, and Midas U.S. and Overseas Fund pay management fees of 1.00% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2000, Midas Fund, Midas Investors, Midas Special Equities Fund, Midas U.S. and Overseas Fund and Dollar Reserves paid the investment manager a fee of 1.00%, 1.00%, 0.90%, 1.00% and 0.50%, respectively, of the Fund's average daily net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Based on a one year contractual agreement which may be renewed, Midas Investors and Midas U.S. and Overseas Fund each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Without the agreement, each of these Funds would pay a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES

Your price for Fund shares (except for Dollar Reserves) is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open. With respect to Dollar Reserves, the NAV per share is determined as of 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open; purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividend. Investments in Dollar Reserves received between 11 a.m. and 4 p.m. receive that day's net asset value but not that day's dividend. The Funds' shares will not be priced on the days on which the exchange is closed for trading. Except for Dollar Reserves, the Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


Opening Your Account
--------------------------------------------------------------------------------

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments below). Checks must be payable to Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By wire. Call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

                               Minimum Investments


Account Type   Initial    Subsequent   IRA Accounts      Initial    Subsequent
--------------------------------------------------------------------------------
Regular         $1,000       $100      Traditional,       $1,000       $100
                                       Roth IRA
--------------------------------------------------------------------------------
UGMA/UTMA       $1,000       $100      Spousal,           $1,000       $100
                                       Rollover IRA
--------------------------------------------------------------------------------
403(b) plan     $1,000       $100      Education            $500        N/A
--------------------------------------------------------------------------------
Automatic                              SEP, SAR-SEP,
Investment        $100       $100      SIMPLE IRA         $1,000       $100
Program
--------------------------------------------------------------------------------

IRAs and retirement accounts. For more information about IRAs and 403(b) accounts, please call 1-800-400-MIDAS (6432). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

                       Midas Automatic Investment Program


Plan                          Description
---------------------------   --------------------------------------------------
Midas Bank Transfer Plan      For making automatic investments from a designated
                              bank account.
---------------------------   --------------------------------------------------
Midas Salary Investing Plan   For making automatic investments through a payroll
                              deduction.
---------------------------   --------------------------------------------------
Midas Government Direct       For making automatic investments from your federal
Deposit Plan                  employment, Social Security or other regular
                              federal government check.

Each Fund reserves the right to redeem any account if participation in the program ends and investments are less than $1,000. For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account
--------------------------------------------------------------------------------

By check. Complete a Midas Funds FastDeposit form which is detachable from the bottom of your account statement and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above). To initiate an EFT transaction, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days,

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

                               EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of the Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m. eastern time on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee.

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check.

By telephone. To expedite the redemption of Fund shares call 1-800-400-MIDAS
(6432) to speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

     For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

     For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative.

Redemption fee. Each Fund (other than Dollar Reserves) is designed as a long term investment, and short term trading is discouraged. If shares of any Fund (other than Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear.

Accounts with below-minimum balances. You will be charged a $2.00 account fee if your monthly balance is less than $500, unless you participate in the Midas Automatic Investment Program. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends are normally declared and paid annually and capital gains, if any, normally are paid once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.

Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 9 a.m. and 5 p.m., eastern time, on business days. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                    Tax treatment
-----------------------------------------------------------    -----------------
Income dividends                                               Ordinary income
-----------------------------------------------------------    -----------------
Short term capital gains distributions                         Ordinary income
-----------------------------------------------------------    -----------------
Long term capital gains distributions                          Capital gains
-----------------------------------------------------------    -----------------
Sales or exchanges of shares held for more than one year       Capital gains or
                                                               losses
-----------------------------------------------------------    -----------------
Sales or exchanges of shares held for one year or less         Gains are treated
                                                               as ordinary
                                                               income; losses
                                                               are subject to
                                                               special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Normally, each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS

The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. The fiscal year end for Dollar Reserves, and Midas Investors was changed to December 31 during 1998. Previously, the fiscal year end for Dollar Reserves, and Midas Investors was June 30 and June 30, respectively. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.

                                                                 DOLLAR RESERVES


                                                                            Six Months
                                                        Years Ended           Ended
                                                        December 31,        December 31,               Years Ended June 30,
---------------------------------------------      --------------------   --------------  -----------------------------------------
                                                     2000          1999          1998            1998          1997          1996
                                                     ----          ----          ----            ----          ----          ----
PER SHARE DATA
Net asset value at beginning of period ......      $1.000        $1.000        $1.000          $1.000        $1.000        $1.000
Income from investment operations:
   Net investment income ....................        .056          .043          .022            .048          .047          .047
Less distributions:
   Distributions from net investment income .       (.056)        (.043)        (.022)          (.047)        (.047)        (.047)
   Distributions from paid-in capital .......          --            --            --          ($.001)           --            --
                                              -----------   -----------   -----------     -----------   -----------   -----------
Net asset value at end of period ............      $1.000        $1.000        $1.000          $1.000        $1.000        $1.000
                                              ===========   ===========   ===========     ===========   ===========   ===========
TOTAL RETURN ................................        5.74%         4.38%         4.46%**         4.88%         4.83%         4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .     $58,502       $64,250       $65,535         $61,602       $62,908       $62,467
Ratio of expenses to average net assets (a) .        0.84%         0.94%          .93%**          .86%          .71%          .90%
Ratio of net investment income to average net        5.54%         4.30%         4.43%**         4.71%         4.73%         4.70%
assets (b)

** Annualized. (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.09%, 1.34%, 1.30%**, 1.20%, 1.21% and 1.40% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively. (b) Ratio prior to waiver by the Investment Manager and Distributor was 5.29%, 3.90%, 4.06%**, 4.37%, 4.23% and 4.20% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.



                                                                      MIDAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997            1996
                                                               ----           ----           ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period ..............   $      1.36    $      1.51    $      2.11    $      5.15     $      4.25
                                                        -----------    -----------    -----------    -----------     -----------
Income from investment operations:
   Net investment loss ..............................          (.02)          (.01)            --           (.03)           (.05)
   Net realized and unrealized gain (loss) ..........          (.50)          (.14)          (.60)         (3.01)            .95
                                                        -----------    -----------    -----------    -----------     -----------
        Total from investment operations ............          (.52)          (.15)          (.60)         (3.04)            .90
                                                        -----------    -----------    -----------    -----------     -----------
Less distributions:
   Distributions from net realized gains ............            --             --             --             --              --
                                                        -----------    -----------    -----------    -----------     -----------
Net asset value at end of period ....................   $       .84    $      1.36    $      1.51    $      2.11     $      5.15
                                                        ===========    ===========    ===========    ===========     ===========
TOTAL RETURN ........................................        (38.24)%        (9.93)%       (28.44)%       (59.03)%         21.22%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .........   $    34,820    $    71,280    $    87,841    $   100,793     $   200,457
Ratio of expenses to average net assets(a)(b) .......          3.48%          2.81%          2.33%          1.90%           1.63%
Ratio of net investment loss to average net assets(c)         (2.35)%         (.80)%         (.02)%         (.72)%          (.92)%
Portfolio turnover rate .............................           109%            74%            27%            50%             23%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the investment manager was 2.15% and 1.83% for the years ended December 31, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 3.40%, 2.73%, 2.30%, 1.88% and 1.61% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (c) Ratio prior to reimbursement by the investment manager was (0.97)% and (1.12)%, for the years ended December 31, 1997 and 1996, respectively.

                                                                 MIDAS INVESTORS


                                                                            Six Months
                                                           Years Ended        Ended
                                                           December 31,     December 31,              Years Ended June 30,
------------------------------------------------  -----------------------   ------------   -----------------------------------------
                                                        2000         1999         1998           1998         1997          1996
                                                        ----         ----         ----           ----         ----          ----
PER SHARE DATA*
Net asset value at beginning of period .........  $     2.65   $     2.82   $     3.67     $     7.14   $    14.02    $    13.13
                                                  ----------   ----------   ----------     ----------   ----------    ----------
Income from investment operations:
   Net investment loss .........................        (.07)        (.06)        (.04)          (.12)        (.25)         (.22)
   Net realized and unrealized gain (loss) .....        (.63)        (.11)        (.81)         (2.94)       (4.36)         2.72
                                                  ----------   ----------   ----------     ----------   ----------    ----------
        Total from investment operations .......        (.70)        (.17)        (.85)         (3.06)       (4.61)         2.50
                                                  ----------   ----------   ----------     ----------   ----------    ----------
Less distributions:
   Distributions from net realized gains .......          --           --           --           (.41)       (2.27)        (1.61)
                                                  ----------   ----------   ----------     ----------   ----------    ----------
        Total distributions ....................          --           --           --           (.41)       (2.27)        (1.61)
                                                               ----------   ----------     ----------   ----------    ----------
Net asset value at end of period ...............  $     1.95   $     2.65   $     2.82     $     3.67   $     7.14    $    14.02
                                                  ==========   ==========   ==========     ==========   ==========    ==========
TOTAL RETURN ...................................      (26.42)%      (6.03)%     (23.16)%       (43.45)%     (37.81)%       21.01%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ....  $    3,324   $    5,045   $    6,293     $    8,324   $   15,217    $   27,485
Ratio of expenses to average net assets(a)(b)(c)        5.11%        4.05%        4.32%**        3.88%        2.94%         3.05%
Ratio of net investment income (loss) to
   average net assets ..........................       (3.43)%      (2.29)%      (2.50)%**      (2.40)%      (2.06)%       (1.61)%
Portfolio turnover rate ........................          97%          52%          36%           136%          37%           61%

* Per share net investment loss and net realized and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. ** Annualized.
(a) Ratios excluding interest expense were 4.89%, 3.92%, 3.96%**, 3.57%, 2.77% and 2.93% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 4.98%, 3.80%, 4.30%** and 3.82% for the years ended December 31, 2000 and 1999,the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.
(c) Ratio prior to waiver by Distributor was 5.86% and 4.54% for the years ended December 31, 2000 and 1999, respectively.



                                                     MIDAS SPECIAL EQUITIES FUND



                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                           ----           ----           ----           ----           ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $    26.56     $    20.34     $    23.38     $    22.96     $    25.42
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment loss ...........................         (.39)          (.27)          (.61)          (.38)          (.73)
   Net realized and unrealized gain (loss) .......        (5.27)          6.49           (.65)          1.55            .99
                                                     ----------     ----------     ----------     ----------     ----------
         Total from investment operations ........        (5.66)          6.22          (1.26)          1.17            .26
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains .........         (.88)            --          (1.78)          (.75)         (2.72)
                                                     ----------     ----------     ----------     ----------     ----------
   Net increase (decrease) in net asset value ....        (6.54)          6.22          (3.04)           .42          (2.46)
Net asset value at end of period .................   $    20.02     $    26.56     $    20.34     $    23.38     $    22.96
                                                     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .....................................        (22.2)%         30.6%          (5.0)%          5.3%           1.0%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   29,036     $   41,629     $   36,807     $   44,773     $   49,840
Ratio of expenses to average net assets(a)(b) ....         3.44%          3.13%          3.42%          2.81%          2.92%
Ratio of net investment loss to average net assets        (1.77)%        (1.44)%        (2.57)%        (1.48)%        (2.81)%
Portfolio turnover rate ..........................          248%           159%            97%           260%           311%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio excluding interest expense was 2.77%, 2.71%, 2.63%, 2.53% and 2.45% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian fee credits was 3.42%, 3.04%, 3.41% and 2.79% for the years ended December 31, 2000, 1999, 1998 and 1997, respectively. There was no custodian fee credit for 1996.

                                                    MIDAS U.S. AND OVERSEAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                          ----          ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $   10.52     $    7.17     $    7.35     $    7.91     $    8.36
                                                     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
   Net investment loss ...........................        (.23)         (.10)         (.10)        (0.05)        (0.24)
   Net realized and unrealized gain ..............       (5.13)         3.49           .18          0.46          0.68
                                                     ---------     ---------     ---------     ---------     ---------
         Total from investment operations ........       (5.36)         3.39           .08          0.41          0.44
                                                     ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net realized gains .........        (.65)         (.04)         (.26)        (0.97)        (0.89)
                                                     ---------     ---------     ---------     ---------     ---------
Net asset value at end of period .................   $    4.51     $   10.52     $    7.17     $    7.35     $    7.91
                                                     =========     =========     =========     =========     =========
TOTAL RETURN .....................................      (52.09)%       47.44%         1.18%         5.64%         5.34%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   3,943     $   9,881     $   7,340     $   8,446     $   9,836
Ratio of expenses to average net assets(a)(b) ....        4.20%         3.19%         3.33%         3.28%         3.20%
Ratio of net investment loss to average net assets       (3.34)%       (1.52)%       (1.38)%       (0.63)%       (2.74)%
Portfolio turnover rate ..........................         238%          174%           69%          205%          255%

* Per share net investment and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after the transfer agent and custodian fee credits was 4.18%, 3.16% and 3.22% for 2000, 1999 and 1997, respectively. There were no custodian credits for 1998 and 1996.
(b) Ratio prior to waiver by the Distributor was 4.95% and 3.69% for the years ended December 31, 2000 and 1999.

                                    [GRAPHIC]
                                   MIDAS FUNDS
                            Discovering Opportunities



                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

-- Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

-- Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To Obtain Information
--------------------------------------------------------------------------------

-- By telephone, call 1-800-400-MIDAS (6432) to speak to an Investor Service Representative, 9:00 a.m. to 5:00 p.m. on business days, eastern time or 1-888-503-VOICE (8642) for 24 hour, 7 day a week automated shareholder services.

--   By mail, write to: Midas Funds P.O. Box 219789 Kansas City, MO 64105

--   By e-mail, write to: info@midasfunds.com

--   On the Internet, Fund documents can be viewed online or downloaded from:
     SEC at http://www.sec.gov, or Midas Funds at http://www.midasfunds.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call (202) 942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities
Fund); 811-04741 (Midas U.S. and Overseas Fund); 811-04316 (Midas Fund); 811-00835 (Midas Investors); and 811-02474 (Dollar Reserves).







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